March 20, 1996




   IRREVOCABLE STANDBY LETTER OF CREDIT NO.  S002/82875/96
   -------------------------------------------------------

   State Street Bank and Trust Company,
   as Trustee
   Two International Place, 4th Floor
   Boston, MA 02110
   Attn: Corporate Trust Department

   Dear Sirs:

        At the request and on the instructions of our customer Energy Networks, Inc. (the Company ), we hereby establish this Irrevocable Standby Letter of Credit (this Letter of Credit ) in your favor, as Trustee under the Indenture of Trust, dated as of December 1, 1986, as amended and supplemented by the First Supplemental Indenture, dated as March 1, 1988 (as so amended and supplemented, the Indenture ), between the Connecticut Development Authority (the Authority ) and you, pursuant to which Sixteen Million Three Hundred Thousand Dollars ($16,300,000) in aggregate principal amount of the Authority s Industrial Revenue Variable Rate Demand Bonds (Capitol District Energy Center Project - 1986 Series) and the Authority s Industrial Revenue Variable Rate Demand Bonds (Capitol District Energy
   Center Project - 1988 Series) (collectively, the Bonds ) have been issued. Upon the terms and conditions hereinafter set forth, this Letter of Credit authorizes you to draw on us an amount not exceeding Twelve Million Four-hundred Thirty-one Thousand Five-hundred and Seven Dollars ($12,431,507) (hereinafter, as reduced or reinstated from time to time in accordance with the provisions hereof, the Stated Amount ), of which an amount not exceeding Twelve Million One Hundred Thousand Dollars ($12,100,000) (as reduced or reinstated from time to time in accordance with the terms hereof, the Principal Component ) may be drawn with respect to payment of the unpaid principal amount of, or the portion of the Purchase Price corresponding to principal of, the Bonds, and of which an amount not exceeding Three Hundred Thirty-One Thousand Five Hundred and Seven Dollars ($331,507) (as reduced or reinstated from time to time in accordance with the terms hereof, the Interest Component ) may be drawn with respect to payment of interest accrued on, or the portion of the Purchase Price corresponding to interest accrued on, the Bonds on or prior to their stated maturity date. This Letter of Credit shall be effective immediately and shall expire (unless otherwise terminated or extended in accordance with the provisions hereof) on the earlier to occur of (i) the making by you of the final drawing available to be made hereunder, (ii) our receipt of a certificate signed by an Authorized Officer stating that: (a) the conditions precedent to the acceptance of an Alternative Credit Facility have been satisfied, (b) the Trustee has accepted an Alternative Credit Facility and (c) on the effective date of such Alternative Credit Facility, and after receipt by The Bank of Nova Scotia of this certificate, Irrevocable Standby Letter of Credit No. S0021/82875/96 shall terminate ;
   (iii) our receipt of a certificate signed by an Authorized Officer stating that no Bonds remain Outstanding; (iv) fifteen (15) days after the Conversion Date; or (v) October 16, 1996, (the Expiry Date ); provided, that on the Business Day immediately preceding the Expiry Date, such Expiry Date shall be automatically extended to the next anniversary of such Expiry Date (or, in the event such anniversary date is not a Business Day, the Business Day immediately preceding such anniversary date) unless the Bank notifies the Trustee in writing not less than one hundred eighty (180) days prior to such Expiry Date of the Bank s intention not to extend such Expiry Date.

        Subject to the terms and conditions hereof, funds will be made available to you under this Letter of Credit against receipt by us of the following items by the time required below: (i) your sight draft or drafts drawn on The Bank of Nova Scotia, Boston, Massachusetts; and (ii)(a) if the drawing is being made with respect to payment of the portion of the Purchase Price corresponding to principal of the Bonds (an A Drawing ), receipt by us of your written certificate in the form of Exhibit A attached hereto appropriately completed and signed by an Authorized Officer, (b) if the drawing is being made with respect to principal of the Bonds other than as a portion of the Purchase Price of the Bonds (a B Drawing ), receipt by us of your written certificate in the form of Exhibit B attached hereto appropriately completed and signed by an Authorized Officer, and (c) if the drawing is being made with respect to the payment of interest, or the portion of Purchase Price corresponding to interest, on the Bonds (a C Drawing ), receipt by us of your written certificate in the form of Exhibit C attached hereto appropriately completed and signed by an Authorized Officer. Presentation of such draft(s) and such certificate(s) shall be made in person or by tested telex at our office located at 101 Federal Street, Boston, Massachusetts.

        If a drawing is made by you hereunder (i) after 11:00 a.m., Boston time, but at or prior to 1:00 p.m., Boston time, on a Business Day, payment out of our own funds shall be made to you or your designee of the amount specified, in immediately available funds, not later than 10:00 a.m., Boston time, on the next Business Day or (ii) after 1:00 p.m. Boston time, on a
   Business Day but at or prior to 11:00 a.m. Boston time, on the next Business
   Day, payment out of our own funds shall be made to you of the amount specified, in immediately available funds, not later than 3:00 p.m., Boston time, on such next Business Day; provided, however, that payment shall not be made to you or your designee unless the drawing and the documents and other items presented in connection therewith conform to the terms and conditions hereof.  If a demand for payment made by you hereunder does not,
   in any instance, conform to the terms and conditions of this Letter of
   Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of
   Credit, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you.  Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are entitled to do so.

        Demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may be reduced or reinstated in accordance with the terms hereof. Demands for payment hereunder honored by us with respect to A Drawings and B Drawings shall not, in the aggregate, exceed the Principal Component, as the principal component may be reduced or reinstated in accordance with the terms hereof. Demands for payment hereunder honored by us with respect to C Drawings shall not, in the aggregate, exceed the Interest Component, as the Interest Component may be reduced or reinstated in accordance with the terms hereof.

        Each A Drawing and each B Drawing honored by us hereunder shall reduce the Principal Component by an amount equal to the amount of such drawing. Each C Drawing honored by us hereunder shall reduce the Interest Component by an amount equal to the amount of such drawing. Without duplication for any reductions made pursuant to the immediately preceding two sentences, upon the payment or redemption (or deemed payment or redemption) of any Bonds, the Principal Component shall be reduced by the principal amount of the Bonds so paid or redeemed (or deemed paid or redeemed) and the Interest Component shall be reduced by an amount equal to interest on the principal amount of the Bonds so paid or redeemed (or deemed paid or redeemed) for fifty (50) days (computed at the rate of twenty percent (20%) per annum and on the basis of a three hundred sixty-five (365) day or three hundred sixty-six (366) day year, as applicable). Any reduction in the Principal Component or the Interest Component pursuant to the immediately preceding three sentences shall result in a corresponding reduction in the Stated Amount.

        Upon delivery by us to the Tender Agent, and release by us our security interest in, any Pledged Bonds in accordance with the terms of the Pledge Agreement, the Principal Component shall be reinstated automatically by an amount equal to the principal amount of such Pledged Bonds. In addition,
   (i) if you shall not have received within ten (10) Business Days after our honoring of any C Drawing (other than a C Drawing in respect of interest due on the principal amount of any payment or redemption of the Bonds), notice from us that an Event of Default has occurred and is continuing under the Letter of Credit and Reimbursement Agreement, dated as of October 14, 1994 (as amended or supplemented from time to time, the Letter of Credit Agreement ), between the Company and us, the Interest Component shall be reinstated automatically, as of the close of business on such tenth Business Day (unless the Interest Component previously has been reinstated with respect to such C Drawing), by the amount of such C Drawing and (ii) upon the release by us of any Pledged Bonds, the Interest Component shall be reinstated automatically by the amount of the C Drawing made to pay the portion of the Purchase Price corresponding to interest on such Pledged
   Bonds (unless the Interest Component previously has been reinstated with respect to such C Drawing); provided, however, that in no event shall the Interest Component be reinstated to an amount in excess of fifty (50) days interest (computed at the rate of twenty percent (20%) per annum and on the basis of a three hundred sixty-five (365) day or three hundred sixty-six
   (366) day year, as applicable, notwithstanding the actual rate borne from time to time by the Bonds) on the aggregate principal amount of the Bonds Outstanding at the time of any such reinstatement.

        Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or to your account of the amount demanded hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment to you or any other person who may have made to you or makes to you a demand for payment of the principal of, the Purchase Price of, or the interest on, any Bond. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

        No drawing will be honored hereunder with respect to any interest that may accrue on the Bonds, or any principal or premium which may be payable with respect to the Bonds, after the date of termination or expiration of this Letter of Credit.

        Communications with respect to this Letter of Credit shall be in writing, be addressed to us at 101 Federal Street, Boston, Massachusetts, 02208, Attention: Mr. Stephen M. Johnson, and shall specifically refer to this Letter of Credit by number.

        This Letter of Credit may not be transferred or assigned, either in whole or in part except to a successor trustee properly appointed and qualified pursuant to the Indenture. We agree to issue a substitute letter of credit to any such successor trustee (and to successively replace any such substitute letter of credit) upon the return to us for cancellation of the original of this Letter of Credit accompanied by a request which (i) shall be in the form of Exhibit D attached hereto with the blanks appropriately completed, (ii) shall be signed by an Authorized Officer,
   (iii) shall refer to this Letter of Credit and (iv) shall state the name and address of the successor trustee. Each substitute letter of credit will be in substantially the form of this Letter of Credit except for the date and letter of credit number.

        As used herein the term "Authorized-Officer" shall mean any officer in your Corporate Trust Department at 2 International Place, Boston, Massachusetts. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

        This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein

   (including without limitation, the Bonds), except only the certificate(s) referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s).

        This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the internal laws of said Commonwealth.

                                      Very truly yours,

                                      THE BANK OF NOVA SCOTIA




                                      By:   _____________________________

                                              T.M. Pitcher

                                      Title:  Vice President
                                            -----------------------------
                                      By:   _____________________________

                                              G.A. Yong

                                      Title:  Sr. Assistant Manager
                                             ----------------------------

                                                          EXHIBIT A
                                                          ---------

                       CERTIFICATE FOR A DRAWING



                                      [Date]



   The Bank of Nova Scotia
   101 Federal Street
   Boston, MA 02208

   Attention: [             ]

        Re: Irrevocable Letter of Credit No.[          ]
            --------------------------------------------

   Gentlemen:

        The undersigned, a duly Authorized Officer of State Street Bank and Trust Company (The "Trustee"), hereby certifies to The Bank of Nova Scotia (the "Bank") that:

             (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

             (2) The principal amount of the Bonds Outstanding (as defined in the Indenture) on the date of this Certificate (before giving effect to the payments contemplated hereby) is $___________.

             (3) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to the payment of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof, which Bonds are required to be [or were required to be] purchased [by the Tender Agent] [by the Paying Agent] pursuant to the Indenture.

             (4) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn (after giving effect to any contemporaneous drawings) under the above-referenced Letter of Credit in respect of the Principal Component or the Stated Amount. The amount demanded hereby was computed in accordance with the terms and conditions of the Bonds.

             (5) The amount demanded hereby does not include any amount in respect of the purchase of any Pledged Bonds or any Bonds held by Energy Networks, Inc.

             (6)  Upon receipt by the undersigned of the amount demanded hereby, (i) the undersigned will apply the same directly to





                                       -3-

                  the payment when due of the principal amount owing on account of the purchase of Bonds pursuant to the Indenture [or reimbursement of the Tender Agent for amounts advanced by it with respect to such payment, which amounts the Tender Agent has certified it has not been reimbursed for], (ii) no portion of said amount shall be applied by the undersigned for any other purpose and (iii) no portion of said amount shall be commingled with other funds held by the undersigned.

             (7) The Letter of Credit has not been terminated prior to the time of delivery of this Certificate. The drawing demanded hereby is authorized by the Indenture and the Bonds, and all conditions to the drawing demanded hereby under the Indenture and the Bonds have been satisfied.


        As used herein the terms "Authorized Officer", "Bonds", "Indenture", "Pledged Bonds", "Principal Component", "Purchase Price" and "Stated Amount" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of ___, 19_.






                                 _____________________________,
                                           as Trustee




                                 By___________________________
                                 Title:

                                                          EXHIBIT B
                                                          ---------

                       CERTIFICATE FOR B DRAWING



                                      March 15, 1996



   The Bank of Nova Scotia
   101 Federal Street
   Boston, MA 02208

   Attention:

        Re: Irrevocable Letter of Credit No.
            ---------------------------------------------

   Gentlemen:

        The undersigned, a duly Authorized Officer of State Street Bank and Trust Company (The "Trustee"), hereby certifies to The Bank of Nova Scotia (the "Bank") that:

             (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

             (2) The principal amount of the Bonds Outstanding (as defined in the Indenture) on the date of this Certificate (before giving effect to the payments contemplated hereby) is $___________.

             (3) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to the payment of principal of the Bonds, which amount has, or will, within five (5) business days, become due and payable pursuant to the Indenture, upon stated maturity or as a result of acceleration or redemption of the Bonds.

             (4) The amount demanded hereby does not include any amount in respect of the principal amount of any Pledged Bonds or any Bonds held by Energy Networks, Inc.


             (5) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn (after giving effect to any contemporaneous drawings) under the above-referenced Letter of Credit in respect of the Principal Component or the Stated Amount. The amount demanded hereby was computed in accordance with the terms and conditions of the Bonds.

             (6)  Upon receipt by the undersigned of the amount demanded hereby
                  (i) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the Bonds pursuant to the Indenture, (ii) no portion of said amount shall be applied by the undersigned for any other purpose and (iii) no portion of said amount shall be commingled with other funds held by the undersigned.

             (7) The Letter of Credit has not been terminated prior to the time of delivery of this Certificate. The drawing demanded hereby is authorized by the Indenture and the Bonds, and all conditions to the drawing demanded hereby under the Indenture and the Bonds have been satisfied.


        As used herein, the terms "Authorized Officer", "Bonds", "Indenture", "Business Day", "Pledged Bonds", "Principal Component", and "Stated Amount" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of ___, 19_.





                                 _____________________________,
                                           as Trustee




                                 By___________________________
                                 Title:

                                                          EXHIBIT C
                                                          ---------

                       CERTIFICATE FOR C DRAWING



                                      March 15, 1996



   The Bank of Nova Scotia
   101 Federal Street
   Boston, MA 02208

   Attention:

        Re: Irrevocable Letter of Credit No.
            -------------------------------------------

   Gentlemen:

        The undersigned, a duly Authorized Officer of State Street Bank and Trust Company (The "Trustee"), hereby certifies to The Bank of Nova Scotia (the "Bank") that:

             (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

             (2) The principal amount of the Bonds Outstanding(as defined in the Indenture) on the date of this Certificate is $________________.

             (3) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $___________ with respect to the payment of [the portion of the Purchase Price of $__________ in principal amount of the Bonds corresponding to the accrued interest thereon, which Bonds are required to be [or were required to be] purchased [by the Tender Agent] [by the Paying Agent] pursuant to the Indenture] [accrued interest on the Bonds which amount has, or will, within five
                  (5) Business Days, become due and payable pursuant to the Indenture].

             (4) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn (after giving effect to any contemporaneous drawing) under the above-referenced Letter of Credit in respect of the Interest Component or the Stated Amount. The amount demanded hereby was computed in accordance with the terms and conditions of the Bonds.

             (5) The amount demanded hereby does not include any amount in respect of the interest on any Pledged Bonds or any Bonds held by Energy Networks, Inc.





                                       -3-

             (6) Upon receipt by the undersigned of the amount demanded hereby, (i) the undersigned will apply the same directly to the payment when due of the [portion of the Purchase Price of Bonds corresponding to accrued interest thereon pursuant to the Indenture] [interest owing on account of the Bonds pursuant to the Indenture], (ii) no portion of said amount shall be applied by the undersigned for any other purpose and
                  (iii) no portion of said amount shall be commingled with other funds held by the undersigned.

             (7) The Letter of Credit has not been terminated prior to the time of delivery of this Certificate. The drawing demanded hereby is authorized by the Indenture and the Bonds, and all conditions to the drawing demanded hereby under the Indenture and the Bonds have been satisfied.


        As used herein, the terms "Authorized Officer", "Bonds", "Business Day", "Indenture", Interest Component", "Pledged Bonds", "Purchase Price", and "Stated Amount" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of ___, 19_.






                                 _____________________________,
                                           as Trustee




                                 By___________________________
                                 Title:

                                                          EXHIBIT D
                                                          ---------

           INSTRUCTION TO ISSUE SUBSTITUTE LETTER OF CREDIT
           ------------------------------------------------



                                      March 15, 1996



   The Bank of Nova Scotia
   101 Federal Street
   Boston, MA 02208

   Attention:

        Re: Irrevocable Letter of Credit No.
            --------------------------------------------

   Gentlemen:

        Reference is made to (i) the above-referenced letter of credit (the "Old Letter of Credit" and (ii) the Indenture of Trust, dated as of December 1, 1986, as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 1988 (as so amended and supplemented, the "Indenture"), from the Connecticut Development Authority to us.

        [Name and address of successor trustee] (the "Successor Trustee") has been appointed successor trustee under the Indenture. You are hereby requested to issue in accordance with the terms of the Old Letter of Credit, a new letter of credit to the Successor Trustee having the same terms and providing for the same Stated Amount (as defined in the Old Letter of Credit) as the Old Letter of Credit.

        We submit herewith for cancellation the original of the Old Letter of Credit.

        The individual signing below on our behalf hereby represents that he or she is duly authorized to so sign on our behalf.



                                 _____________________________,
                                           as Trustee



                                 By___________________________

                                 Title:_______________________